UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 20, 2016

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

METALDYNE PERFORMANCE GROUP INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-36774	47-1420222
(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.

One Towne Square, Suite 550 Southfield, MI	48076
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(248)-727-1800

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 20, 2016 Metaldyne Performance Group Inc. issued a press release announcing the appointment of Tom Dono as Executive Vice President – General Counsel and Secretary, effective July 18, 2016.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1 Press release dated June 20, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BY:	/s/ Mark Blaufuss	Date: June 20, 2016
Mark Blaufuss
Chief Financial Officer